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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported) November 10, 2004


                              BOWATER INCORPORATED
             (Exact name of registrant as specified in its charter)


     Delaware                       1-8712                     62-0721803
(State or other jurisdiction      (Commission                (IRS Employer
of incorporation)                 File Number)              Identification No.)


                             55 East Camperdown Way
                                  P.O. Box 1028
                        Greenville, South Carolina 29602
               (Address of principal executive offices) (Zip Code)

                                 (864) 271-7733
              (Registrant's telephone number, including area code)

(Former name or former address, if changed since last report):  Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications  pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

     A copy of the Modification of Employment Agreement, dated as of November 16, 2004, by and between Bowater Incorporated and Richard K. Hamilton, which extends the payment of salary and benefits to Mr. Hamilton, is attached as
Exhibit 99.1.

ITEM 5.03  Amendments  to Articles of  Incorporation  or Bylaws;  Change in
Fiscal Year

     On November 10, 2004, the Board of Directors of Bowater Incorporated (the "Company") amended Section 4.15 of the Company's bylaws to require the resignation of outside directors at age 72. Prior to the amendment, Section 4.15 stated: "Except as provided in the following sentence, no Outside Director shall be eligible to stand for re-election to a term on the Board of Directors after he or she has reached age 70. The Board of Directors may, however, by resolution waive the mandatory retirement requirement with respect to an Outside Director if the Board of Directors determines that such action is in the best interests of the Corporation." As amended, Section 4.15 states: "Except as provided in the following sentence, no Outside Director shall be eligible to stand for re-election to a term on the Board of Directors after he or she has reached age 72 and each Outside Director is required to resign at age 72. The Board of Directors may, however, by resolution waive the mandatory retirement requirement with respect to an Outside Director if the Board of Directors determines that such action is in the best interests of the Corporation."



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                         BOWATER INCOPORATED
                                            (Registrant)


Date:  November 17, 2004            By:  /s/ David G. Maffucci
                                        --------------------------------------
                                        Name: David G. Maffucci
                                        Title:Executive Vice President and CFO

                                    EXHIBITS

     99.1 Modification of Employment Agreement, dated as of November 16, 2004, by and between Bowater Incorporated and Richard K. Hamilton